SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      June 9, 1999
                                                 -------------------------------

                                 Teletrac, Inc.
               (Exact Name of Registrant as Specified in Charter)


      Delaware                         333-35021                48-1172403
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)




3220 Executive Ridge, Suite 100
Vista, California 92083                                            92008
-----------------------------------------                   --------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (760) 597-0510



                2131 Faraday Avenue, Carlsbad, California 92008
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

          On June 9, 1999 Teletrac, Inc. (the "Company") filed a voluntary petition (the "Petition") commencing a case under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware. The title of the case is IN RE: TELETRAC, INC., Case No. 99-2250
(MFW). The Company continues to operate its business as a debtor-in- possession in such case.

          The foregoing is qualified in its entirety by reference to the Petition (and exhibits thereto) filed as Exhibit 2.1 herewith and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

        The following exhibits are filed as part of this Current Report on Form 8-K:

2.1 Voluntary Petition filed on June 9, 1999, IN RE: TELETRAC, INC. Case No. 99-2250 (MFW).




                                        2

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              TELETRAC, INC.


                                              By:   /s/ Steven Scheiwe
                                                 -------------------------------

                                              Name: Steven Scheiwe
                                              Title:  General Counsel


Date:  July 2, 1999



                                        3

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                                  EXHIBIT INDEX


EXHIBIT                                                                PAGE
NO.      DESCRIPTION                                                    NO.

2.1 Voluntary Petition filed on June 9, 1999, IN RE: TELETRAC, INC. Case No. 99-2250 (MFW)



                                        4

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
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UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE                                             Voluntary Petition

Name of Debtor(If individual, enter Last, First, Middle):        Name of Joint Debtor (Spouse)(Last, First, Middle):
Teletrac, Inc.
---------------------------------------------------------------- -----------------------------------------------------------------
All Other Names used by debtor in the last 6 years               All Other Names used by debtor in the last 6 years
(include married, maiden and trade names):                       (include married, maiden and trade names):
N/A
---------------------------------------------------------------- -----------------------------------------------------------------
Soc. Sec./Tax I.D. No. (If more than one, state all):            Soc. Sec./Tax I.D. No. (If more than one, state all):
48-1172403
---------------------------------------------------------------- -----------------------------------------------------------------
Street Address of Debtor (No. and street, city, state, zip):     Street Address of Joint Debtor (No. and Street, City, State,
2131 Faraday Ave.                                                Zip Code):
Carlsbad, CA  92008
---------------------------------------------------------------- -----------------------------------------------------------------
County of Residence or of the                                    County of Residence or of the
Principal Place of Business:                                     Principal Place of Business:

San Diego County, California

---------------------------------------------------------------- -----------------------------------------------------------------
Mailing Address of Debtor (If different from street address)     Mailing Address of Joint Debtor (If different from street
                                                                 address)


---------------------------------------------------------------- -----------------------------------------------------------------
Location of Principal Assets of Business Debtor
(If different from address listed above)
See Attachment

                                  Information Regarding the Debtor (Check the Applicable Boxes)
Venue: (Check any applicable box)
|X|  Debtor has been domiciled or has had a residence, principal place of business or principal assets in this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
|_|  There is a bankruptcy case concerning debtor's affiliate, general partner or partnership pending in this District.
---------------------------------------------------------------- -----------------------------------------------------------------
           Type of Debtor (Check all applicable box)                    Chapter or Section of Bankruptcy Code Under Which
                                                                              the Petition is Filed (Check one box)
|_|  Individual(s)                  |_|  Railroad
|X|  Corporation                    |_|  Stockbroker             |_|  Chapter 7          |X| Chapter 11       |_| Chapter 13
|_|  Partnership                    |_|  Commodity Broker        [_]  Chapter 9          [_] Chapter 12
[_]  Other                                                       [_]  Sec. 304-Case ancillary to foreign proceeding

---------------------------------------------------------------- -----------------------------------------------------------------
                Nature of Debts (Check one box)                                     Filing Fee (Check one box)
|_|  Consumer/Non-business          |X| Business                 |X| Filing fee attached.
---------------------------------------------------------------- -----------------------------------------------------------------
    Chapter 11, Small Business (Check all boxes that apply)      |_|  Filing fee to be paid in installments. (Applicable to
|_|  Debtor is a small business as defined in 11 U.S.C.               individuals only) Must attach signed application for the
     section 101                                                      court's consideration certifying that the debtor is unable to
|_|  Debtor is and elects to be considered a small business           pay fee except in installments. Rule 1006(b). See Official
     under 11 U.S.C. section 1121(e) (Optional)                       Form No. 3.
---------------------------------------------------------------- -----------------------------------------------------------------
Statistical/Administrative Information (Estimates Only)                                  THIS SPACE FOR COURT USE ONLY
|X| Debtor estimates that funds will be available for distribution to unsecured creditors.
|_| Debtor estimates that, after any exempt property is excluded and administrative expenses  paid, there will be no funds available for distribution to unsecured creditors.
--------------------------------------------------------------------------------
Estimated Number of Creditors
         1-15     16-49    50-99    100-199      200-999      1000-over
         |_|      |_|       |_|       |_|          |_|           |X|
--------------------------------------------------------------------------------
Estimated Assets (Check one box)
$0 to     $50,001 to   $100,001 to   $500,001 to  $1,000,001 to  $10,000,001 to
$50,000   $100,000     $500,000      $1 million   $10 million    $50 Million
 |_|         |_|         |_|            |_|           |_|             |_|


$50,000,001 to  More than
$100 million    $100 million
   |X|              |_|

--------------------------------------------------------------------------------
Estimated Debts (Check one box)
$0 to       $50,001 to      $100,001 to      $500,001 to      $1,000,001 to
$50,000     $100,000        $500,000         $1 million       $10 million
  |_|          |_|            |_|                |_|               |_|

 $10,000,001 to  $50,000,001 to     More than
 $50 Million     $100 million      $100 million
     |_|             |_|                 |X|

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Voluntary Petition                                                Name of Debtor                                 FORM B1, Page 2
(This page must be completed and filed in every case)             Teletrac, Inc.
                   Prior Bankruptcy Case Filed Within Last 6 Years (If more than one, attach additional sheet)
----------------------------------------------------------------- ---------------------------------- -----------------------------
Location                                                          Case Number:                       Dated Filed:
Where Filed:    N/A
----------------------------------------------------------------- ---------------------------------- -----------------------------
  Pending Bankruptcy Case Filed by any Spouse, Partner, or Affiliate of this Debtor (If more than one, attach additional sheet)
----------------------------------------------------------------- ---------------------------------- -----------------------------
Name of Debtor:                                                   Case Number:                       Dated Filed:
N/A
----------------------------------------------------------------- ----------------------------------
District:                                                         Relationship:                      Judge:

                                                           Signatures
          Signature(s) of Debtor(s) (Individual/Joint)                   Signature(s) of Debtor (Corporation/Partnership)
I declare under penalty of perjury that the information
provided in this petition is true and correct.                    I declare under penalty of perjury that the information
[If petitioner is an individual whose debts are primarily         provided in this petition is true and correct, and that I have
consumer debts and has chosen to file under chapter 7] I am       been authorized to file this petition on behalf of the debtor.
aware that I may proceed under chapter 7, 11, 12 or 13 of title
11, United States Code, understand the relief available under     The debtor requests relief in accordance with the chapter of
each such chapter, and choose to proceed under chapter 7.         title 11, United States Code, specified in this petition.
I request relief in accordance with the chapter of title 11,
United States Code, specified in this petition.                   X        /S/Steven D. Scheiwe
                                                                           -------------------------------------------
                                                                           Signature of Authorized Individual
         -------------------------------------------------
         Signature of Debtor                                                        Steven D. Scheiwe
                                                                           -------------------------------------------
                                                                           Print or Type Name of Authorized Individual
         -------------------------------------------------
         Signature of Joint Debtor                                         Interim Chief Executive Officer
                                                                           -------------------------------------------
                                                                           Title of Authorized Individual by Debtor
                                                                           to File this Petition
         -------------------------------------------------                 Date:
         Telephone Number (if not represented by attorney)
         Date:
                     Signature of Attorney                                  Signature of Non-Attorney Petition Preparer

X        /S/Norman L. Pernick (No. 2290)                          I certify that I am a bankruptcy petition preparer as defined
         -------------------------------------------------        in 11 U.S.C. section 110, that I prepared this document for
         Signature of Attorney for Debtor(s)                      compensation, and that I have provided the debtor with a copy of this document.

                  Norman L. Pernick, (No. 2290)                   The debtor requests relief in accordance with the chapter of
         -------------------------------------------------        title 11, United States Code, specified in this petition.
         Printed Name of Attorney for Debtor(s)


                  Saul, Ewing, Remick & Saul LLP
         -------------------------------------------------
         Firm Name                                                         ------------------------------------------------
                  222 Delaware Avenue                                      Printed Name of Bankruptcy Petition Preparer
         -------------------------------------------------
         Address                                                           ------------------------------------------------
                  P.O. Box 1266                                            Social Security Number
         -------------------------------------------------
                                                                           ------------------------------------------------
                  Wilmington, DE  19899                                    Address
         -------------------------------------------------
         Telephone Number (if not represented by attorney)                 ------------------------------------------------
         Date:  June 9, 1999
                           Exhibit A                                       Names and Social Security numbers of all other
         (To be completed if debtor is required to file                    Individuals who prepared or assisted in
periodic reports (e.g. forms 10K and 10Q) with the Securities              preparing this document:
and Exchange Commission pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934 and is requesting relief under             If more than one person prepared this document,
chapter 11.)                                                               attach additional signed sheets conforming to
|X| Exhibit A is attached and made a part of this petition.                the appropriate official form for each person.

                           Exhibit B
         (To be completed if the debtor is an individual
         whose debts are primarily consumer debts)                         ------------------------------------------------
I, the attorney for the petitioner named in the foregoing                  Signature of Bankruptcy Petition Preparer
petition, declare that I have informed the petitioner that (he      Date:
or she) may proceed under chapter 7, 11, 12 or 13 of title 11,
United States Code, and have explained the relief available         A bankruptcy petition preparer's failure to comply with the
under each such chapter.                                            provisions of title 11 and the Federal Rules of Bankruptcy
                                                                    Procedure may result in fines or imprisonment or both.
                                                                    11 U.S.C. section 110; 18 U.S.C. section 156.

         -------------------------------------------------
         Signature of Attorney for Debtor(s)       Date


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